AMENDED AND RESTATED AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC.

PRINCIPAL UNDERWRITING AGREEMENT

THIS AMENDED AND RESTATED PRINCIPAL UNDERWRITING AGREEMENT, is between AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC., a Maryland corporation (the "Series"), and AMERICAN FUNDS DISTRIBUTORS, INC., a California corporation (the "Distributor").

W I T N E S S E T H:

WHEREAS, the Series is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified investment company consisting of a series of nine funds (each a "Fund" and collectively the "Funds") and may offer additional series of funds in the future; and

 WHEREAS, each Fund in the Series offers seven classes of shares of common stock designated as Class A shares, Class R-1 shares, Class R-2 shares, Class R-3 shares, Class R-4 shares, Class R-5 shares, Class R-6 shares (Class R-1, R-2, R-3, R-4, R-5, and R-6 shares collectively "Class R shares") and it is a part of the business of the Series, and affirmatively in the interest of the Series, to offer shares of each Fund either from time to time or continuously as determined by the Series’ officers subject to authorization by its Board of Directors; and

WHEREAS, the Distributor is engaged in the business of promoting the distribution of shares of investment companies through securities broker-dealers; and

WHEREAS, the Series and the Distributor wish to enter into an agreement with each other to promote the distribution of the shares of the Funds and of all additional Funds or classes of each Fund which may be established in the future;

NOW, THEREFORE, the parties agree as follows:

1.   (a)         The Distributor shall be the exclusive principal underwriter for the sale of the shares of the Funds and of each additional Fund or class of shares which may be established in the future, except as otherwise provided pursuant to the following subsection (b).  The terms "shares of Fund" or "shares" as used herein shall mean shares of common stock of each Fund and each additional Fund or class which may be established in the future and become covered by this Agreement in accordance with Section 22 of this Agreement.

(b)         The Series may, upon 60 days’ written notice to the Distributor, from time to time designate other principal underwriters of shares of the Funds with respect to areas other than the North American continent, Hawaii, Puerto Rico, and such countries or other jurisdictions as to which the Series may have expressly waived in writing its right to make such designation.  In the event of such designation, the right of the Distributor under this Agreement to sell shares of the Funds in the areas so designated shall terminate, but this Agreement shall remain otherwise in full force and effect until terminated in accordance with the other provisions hereof.

2.      In the sale of shares of each Fund, the Distributor shall act as agent of each Fund except in any transaction in which the Distributor sells such shares as a dealer to the public, in which event the Distributor shall act as principal for its own account.

3.      The Series shall sell Fund shares only through the Distributor, except that the Series may, to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder or pursuant thereto, at any time:

(a)  issue shares to any corporation, association, trust, partnership or other organization, or its, or their, security holders, beneficiaries or members, in connection with a merger, consolidation or reorganization to which the Series is a party, or in connection with the acquisition of all or substantially all the property and assets of such corporation, association, trust, partnership or other organization;

(b)  issue shares at net asset value to the holders of shares of capital stock or beneficial interest of other investment companies served as investment adviser by any affiliated company or companies of The Capital Group Companies, Inc., to the extent of all or any portion of amounts received by such shareholders upon redemption or repurchase of their shares by the other investment companies;

(c)  issue shares at net asset value to its shareholders in connection with the reinvestment of dividends paid and other distributions made by each Fund;

(d)  issue shares at net asset value to persons entitled to purchase shares at net asset value without sales charge or contingent deferred sales charge as described in the  Series’ current registration statement in effect under the Securities Act of 1933, as amended, for each additional Fund issued by the Series at the time of such offer or sale.

4.      The Distributor shall devote its best efforts to the sale of shares of each Fund and shares of any other mutual funds served as investment adviser by affiliated companies of The Capital Group Companies, Inc., and insurance contracts funded by shares of such mutual funds, for which the Distributor has been authorized to act as a principal underwriter for the sale of shares.  The Distributor shall maintain a sales organization suited to the sale of shares of each Fund and shall use its best efforts to effect such sales in jurisdictions as to which the Series shall have expressly waived in writing its right to designate another principal underwriter pursuant to subsection 1(b) hereof, and shall effect and maintain appropriate qualification to do so in all those jurisdictions in which it sells or offers Fund shares for sale and in which qualification is required.

5.      Within the United States of America, all dealers to whom the Distributor shall offer and sell shares must be duly licensed and qualified to sell shares of the Funds.  Shares sold to dealers shall be for resale by such dealers only at the public offering price set forth in the current prospectus of the Series’ registration statement in effect under the Securities Act of 1933, as amended ("Prospectus").  The Distributor shall not, without the consent of the Series, sell or offer for sale any shares of a Fund or class issued by the Fund other than as principal underwriter pursuant to this Agreement.

6.      In its sales to dealers, it shall be the responsibility of the Distributor to ensure that such dealers are appropriately qualified to transact business in the shares under applicable laws, rules and regulations promulgated by such national, state, local or other governmental or quasi-governmental authorities as may in a particular instance have jurisdiction.

7.      The applicable public offering price of shares shall be as set forth in and subject to the provisions of the Prospectus.

8.      All orders for shares received by the Distributor shall, unless rejected by the Distributor or the Fund, be accepted by the Distributor immediately upon receipt and confirmed at an offering price determined in accordance with the provisions of the Prospectus and the 1940 Act, and applicable rules in effect thereunder.  The Distributor shall not hold orders subject to acceptance nor otherwise delay their execution.  The provisions of this Section shall not be construed to restrict the right of the Series to withhold shares from sale under Section 17 hereof.

9.      The Series or its transfer agent shall be promptly advised of all orders received, and shall cause shares to be issued upon payment therefor in New York or Los Angeles Clearing House Funds.

10.    The Distributor shall adopt and follow procedures as approved by the officers of the Series for the confirmation of sales to dealers, the collection of amounts payable by dealers on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the Securities and Exchange Commission or the Financial Industry Regulatory Authority ("FINRA"), as such requirements may from time to time exist.

11.    The Distributor, as a principal underwriter under this Agreement for Class A shares of each Fund, shall receive (i) that part of the sales charge which is retained by the Distributor after allowance of discounts to dealers, as set forth in the Prospectus, and (ii) amounts payable to the Distributor pursuant to the Series’ Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class A shares. Fees shall accrue daily and be paid monthly, subject to the authorization of the Board of Directors of the Series.

12.     The Distributor, as principal underwriter under this agreement for the Class R shares of each Fund, shall receive amounts payable to the Distributor pursuant to the Series’ Plans of Distribution under Rule 12b-1 under the 1940 Act relating to its Class R-1, R-2, R-3, and R-4 shares. Fees shall accrue daily and be paid monthly, subject to the authorization of the Board of Directors of the Series. No 12b-1 fees shall be paid on Class R-5 and Class R-6 shares.

13.      The Series agrees to use its best efforts to maintain its registration as a diversified open-end management investment company under the 1940 Act.

14.      The Series agrees to use its best efforts to maintain an effective Prospectus under the Securities Act of 1933, as amended, and warrants that such Prospectus will contain all statements required by and will conform with the requirements of such Securities Act of 1933 and the rules and regulations thereunder, and that no part of any such Prospectus, at the time the Registration Statement of which it is a part becomes effective, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (excluding any information provided by the Distributor in writing for inclusion in the Prospectus).  The Distributor agrees and warrants that it will not in the sale of shares use any Prospectus, advertising or sales literature not approved by the Series or its officers nor make any untrue statement of a material fact nor omit the stating of a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading.  The Distributor agrees to indemnify and hold the Series harmless from any and all loss, expense, damage and liability resulting from a breach of the agreements and warranties contained in this Section, or from the use of any sales literature, information, statistics or other aid or device employed in connection with the sale of shares.

15.        The expense of each printing of each Prospectus and each revision thereof or addition thereto deemed necessary by the Series’ officers to meet the requirements of applicable laws shall be divided between the Series, the Distributor and any other principal underwriter of the shares of each Fund in the Series as follows:

(a)  the Series shall pay the typesetting and make-ready charges;

(b)  the printing charges shall be prorated between the Series, the Distributor, and any other principal underwriter(s) in accordance with the number of copies each receives; and

(c)  expenses incurred in connection with the foregoing, other than to meet the requirements of the Securities Act of 1933, as amended, or other applicable laws, shall be borne by the Distributor, except in the event such incremental expenses are incurred at the request of any other principal underwriter(s), in which case such incremental expenses shall be borne by the principal underwriter(s) making the request.

16.        The Series agrees to use its best efforts to qualify and maintain the qualification of an appropriate number of the shares of each Fund or class it offers for sale under the securities laws of such states as the Distributor and the Series may approve.  Any such qualification for any Fund or class may be withheld, terminated or withdrawn by the Series at any time in its discretion.  The expense of qualification and maintenance of qualification shall be borne by the Series, but the Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Series or its counsel in connection with such qualifications.

17.        The Series may withhold shares of any Fund or class from sale to any person or persons or in any jurisdiction temporarily or permanently if, in the opinion of its counsel, such offer or sale would be contrary to law or if the Directors or the President or any Vice President of the Series determines that such offer or sale is not in the best interest of the Series.  The Series will give prompt notice to the Distributor of any withholding and will indemnify it against any loss suffered by the Distributor as a result of such withholding by reason of non-delivery of shares of any Fund or class after a good faith confirmation by the Distributor of sales thereof prior to receipt of notice of such withholding.

18.          (a)      This Agreement may be terminated at any time, without payment of any penalty, as to the Series or any Fund on sixty (60) days’ written notice by the Distributor to the Series.

(b)     This Agreement may be terminated as to the Series or any Fund or class by either party upon five (5) days’ written notice to the other party in the event that the Securities and Exchange Commission has issued an order or obtained an injunction or other court order suspending effectiveness of the registration statement covering the shares of the Series or such Fund or class.

(c)     This Agreement may be terminated as to the Series or any Fund or class by the Series upon five (5) days’ written notice to the Distributor provided either of the following events has occurred:

(i)       the FINRA has expelled the Distributor or suspended its membership in that organization; or

(ii)      the qualification, registration, license or right of the Distributor to sell shares of any Fund in a particular state has been suspended or canceled by the State of California or any other state in which sales of the shares of the Fund during the most recent 12-month period exceeded 10% of all shares of such Fund sold by the Distributor during such period.

(d)      This Agreement may be terminated as to the Series or any Fund or class at any time on sixty (60) days’ written notice to the Distributor without the payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series or such Fund or class.

19.          This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith.  The term "assignment" shall have the meaning set forth in the 1940 Act.

20.           No provision of this Agreement shall protect or purport to protect the Distributor against any liability to the Series or holders of each Fund’s shares for which the Distributor would otherwise be liable by reason of willful misfeasance, bad faith, or gross negligence.

21.          This Agreement shall become effective on May 1, 2009. Unless sooner terminated in accordance with the other provisions hereof, this Agreement shall continue in effect until December 31, 2009, and shall continue in effect from year to year thereafter but only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Directors of the Series cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of either a majority of the entire Board of Directors of the Series or a majority (within the meaning of the 1940 Act) of the outstanding voting securities of each Fund in the Series.

22.          If the Series shall at any time issue an additional series of funds or class of shares, this Agreement shall take effect with respect to such series or class of the Series which may be established in the future at such time as it has been approved as to such series or class by vote of the Board of Directors and the Independent Directors in accordance with Section 21.  The Agreement as approved with respect to any series or class shall specify the compensation payable to the Distributor pursuant to Sections 11 and 12, as well as any provisions which may differ from those herein with respect to such series, subject to approval in writing by the Distributor.

23.         This Agreement may be approved, amended, continued or renewed with respect to a series or class as provided herein notwithstanding such approval, amendment, continuance or renewal has not been effected with respect to any one or more other Fund or class of the Series.

24.         This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their officers thereunto duly authorized, as of [DATE], 2009.

AMERICAN FUNDS DISTRIBUTORS, INC.	AMERICAN FUNDS TARGET DATE RETIREMENT SERIES, INC

By:	By:
Kevin G. Clifford	Michael J. Downer
President	President

By:	By:
David M. Givner	Steven I. Koszalka
Secretary	Secretary

[logo – American Funds ®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

April 2009

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, American Funds Money Market Fund, will be available for sale to the public beginning May 1, 2009. The new fund combines aspects of two of our existing money market funds; The Cash Management Trust of America and The U.S. Treasury Money Fund of America. The fund’s investment objective is to provide income while preserving capital and maintaining liquidity.

American Funds Money Market Fund seeks to preserve the value of an investment at $1.00 per share. The fund initially will suspend payment of ongoing 12b-1 fees to advisers. The fund will have a 12b-1 plan, and future payment of 12b-1 fees to advisers will be contingent on the fund’s yield.

With the introduction of the new fund, The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America will not allow establishment of new accounts, effective May 1, 2009.

In addition, American Funds is introducing a new share class for retirement plans, effective May 1, 2009. Class R-6 shares will carry the lowest expense ratio of the American Funds Class R shares and will be available to all retirement plans with an intermediary, regardless of plan size. The new share class is similar to Class R-5, but it will not include any compensation for third-party recordkeepers.

Finally, effective April 21, 2009 American Funds will no longer allow new investments in Class B shares and Class 529-B shares.

The purpose of this notice is to amend your selling group agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect these and certain other changes.

In consideration of the foregoing, the Agreement is amended as follows effective May 1, 2009:

1.	The paragraph titled “Compensation on Sales of Class B Shares and Class 529-B Shares” is deleted in its entirety.

2.	The following provisions are added to the Agreement:

•
Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds Money Market Fund are currently suspended.  Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

•	Each party to this Agreement agrees to comply with all applicable laws, including applicable state privacy laws.

•
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

3.	The following is added to the paragraph titled “Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)”:

R Share Class	Annual Compensation Rate

Class R-6	No compensation paid

4.	The paragraph titled “Mutual Funds Sold Through PlanPremier” is deleted and replaced with the following paragraph:

Mutual Funds Sold Through PlanPremier

With respect to sales you make through American Funds’ PlanPremier retirement plan recordkeeping program, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of Eligible Plan Assets that are held in a retirement plan (Plan) assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets mean total Plan assets (including assets invested in American Funds and other mutual funds or investment options approved for use in PlanPremier), excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use in PlanPremier. This ongoing compensation will accrue on a calendar-quarter basis. The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

Eligible Plan Assets[1]	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 shares	0.65%
Eligible Plan Assets that include American Funds Class R-3 shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 shares	0.20%
Eligible Plan Assets that include American Funds Class R-5 shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 shares	No compensation paid

1 American Funds Class R-1 shares are not available to Plans for which a PlanPremier proposal is generated on or after July 31,      2006.

Notwithstanding the foregoing, no compensation will be paid on shares of American Funds Money Market Fund held through the PlanPremier program. Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

5.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning May 1, 2009 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

/s/ Kevin G. Clifford

Kevin G. Clifford
President

Schedule A
May 1, 2009
(supersedes all previous versions of Schedule A – last version dated October 1, 2008)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	●	e	●	●	●	●	●	●	●	●
Growth Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Income Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Investment Company of America	●	e	●	●	e	●	●	●	●	●	●	●	●
New Economy Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	●	e	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	e	●	●	e	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	e	●	na	na	na	na	na	na	na	na	na	na
Bond Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Tax-Exempt Bond Fund of America	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of California	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Maryland	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Virginia	●	e	●	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Category 3
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●

Category 4
American Funds Money Market Fund	●	e	e	●	e	e	●	●	●	●	●	●	●
Cash Management Trust of America	c	c/e	c/e	c	c/e	c/e	c	c	c	c	c	c	c
Tax-Exempt Money Fund of America	c	na	na	na	na	na	na	na	na	na	na	na	na
U.S. Treasury Money Fund of America	c	na	na	na	na	na	na	c	c	c	c	c	c
Notes and symbols
Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.
●	Share class is available	c	Fund closed to new investors
e	Share class is available for exchanges only	na	Share class is not available

[logo – American Funds ®]
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

April 2009

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, American Funds Money Market Fund, will be available for sale to the public beginning May 1, 2009. The new fund combines aspects of two of our existing money market funds; The Cash Management Trust of America and The U.S. Treasury Money Fund of America. The fund’s investment objective is to provide income while preserving capital and maintaining liquidity.

American Funds Money Market Fund seeks to preserve the value of an investment at $1.00 per share. The fund initially will suspend payment of ongoing 12b-1 fees to advisers. The fund will have a 12b-1 plan, and future payment of 12b-1 fees to advisers will be contingent on the fund’s yield.

With the introduction of the new fund, The Cash Management Trust of America and The U.S. Treasury Money Fund of America will not allow establishment of new accounts, effective May 1, 2009.

In addition, American Funds is introducing a new share class for retirement plans, effective May 1, 2009. Class R-6 shares will carry the lowest expense ratio of the American Funds Class R shares and will be available to all retirement plans with an intermediary, regardless of plan size. The new share class is similar to Class R-5, but it will not include any compensation for third-party recordkeepers.

The purpose of this notice is to amend your institutional selling group agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect these and certain other changes.

In consideration of the foregoing, the Agreement is amended as follows effective May 1, 2009:

1.	The following provisions are added to the Agreement:

•
Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds Money Market Fund are currently suspended.  Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

•	Each party to this Agreement agrees to comply with all applicable laws, including applicable state privacy laws.

•
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

2.	The following is added to the paragraph titled “Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)”:

R Share Class	Annual Compensation Rate

Class R-6	No compensation paid

3.	The paragraph titled “Mutual Funds Sold Through PlanPremier” is deleted and replaced with the following paragraph:

Mutual Funds Sold Through PlanPremier

With respect to sales you make through American Funds’ PlanPremier retirement plan recordkeeping program, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of Eligible Plan Assets that are held in a retirement plan (Plan) assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets mean total Plan assets (including assets invested in American Funds and other mutual funds or investment options approved for use in PlanPremier), excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use in PlanPremier. This ongoing compensation will accrue on a calendar-quarter basis. The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

Eligible Plan Assets[1]	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 shares	0.65%
Eligible Plan Assets that include American Funds Class R-3 shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 shares	0.20%
Eligible Plan Assets that include American Funds Class R-5 shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 shares	No compensation paid

1 American Funds Class R-1 shares are not available to Plans for which a PlanPremier proposal is generated on or after July 31,      2006.

Notwithstanding the foregoing, no compensation will be paid on shares of American Funds Money Market Fund held through the PlanPremier program. Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

4.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning May 1, 2009 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

/s/ Kevin G. Clifford

Kevin G. Clifford
President

Schedule A
May 1, 2009
(supersedes all previous versions of Schedule A)

Category 1
AMCAP Fund
American Balanced Fund
American Funds Target Date Retirement Series
American Mutual Fund
Capital Income Builder
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
The Growth Fund of America
The Income Fund of America
The Investment Company of America
International Growth and Income Fund
The New Economy Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Washington Mutual Investors Fund

Category 2
American High-Income Trust
The Bond Fund of America
Capital World Bond Fund
Intermediate Bond Fund of America
Short-Term Bond Fund of America
U.S. Government Securities Fund

Category 3
American Funds Money Market Fund
The Cash Management Trust of America*
U.S. Treasury Money Fund of America*

* Fund closed to new investors

[logo – American Funds ®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

April 2009

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, American Funds Money Market Fund, will be available for sale to the public beginning May 1, 2009. The new fund combines aspects of two of our existing money market funds; The Cash Management Trust of America and The U.S. Treasury Money Fund of America. The fund’s investment objective is to provide income while preserving capital and maintaining liquidity.

American Funds Money Market Fund seeks to preserve the value of an investment at $1.00 per share. The fund initially will suspend payment of ongoing 12b-1 fees to advisers. The fund will have a 12b-1 plan, and future payment of 12b-1 fees to advisers will be contingent on the fund’s yield.

With the introduction of the new fund, The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America will not allow establishment of new accounts, effective May 1, 2009.

In addition, American Funds is introducing a new share class for retirement plans, effective May 1, 2009. Class R-6 shares will carry the lowest expense ratio of the American Funds Class R shares and will be available to all retirement plans with an intermediary, regardless of plan size. The new share class is similar to Class R-5, but it will not include any compensation for third-party recordkeepers.

Finally, effective April 21, 2009 American Funds will no longer allow new investments in Class B shares and Class 529-B shares.

The purpose of this notice is to amend your Bank/Trust Company selling group agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect these and certain other changes.

In consideration of the foregoing, the Agreement is amended as follows effective May 1, 2009:

1.	The paragraph titled “Compensation on Sales of Class B Shares and Class 529-B Shares” is deleted in its entirety.

2.	The following provisions are added to the Agreement:

•
Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds Money Market Fund are currently suspended.  Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

•	Each party to this Agreement agrees to comply with all applicable laws, including applicable state privacy laws.

•
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

•	The following is added to the paragraph titled “Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)”:

R Share Class	Annual Compensation Rate

Class R-6	No compensation paid

3.	The paragraph titled “Mutual Funds Sold Through PlanPremier” is deleted and replaced with the following paragraph:

Mutual Funds Sold Through PlanPremier

With respect to sales you make through American Funds’ PlanPremier retirement plan recordkeeping program, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of Eligible Plan Assets that are held in a retirement plan (Plan) assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets mean total Plan assets (including assets invested in American Funds and other mutual funds or investment options approved for use in PlanPremier), excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use in PlanPremier. This ongoing compensation will accrue on a calendar-quarter basis. The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

Eligible Plan Assets[1]	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 shares	0.65%
Eligible Plan Assets that include American Funds Class R-3 shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 shares	0.20%
Eligible Plan Assets that include American Funds Class R-5 shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 shares	No compensation paid

1 American Funds Class R-1 shares are not available to Plans for which a PlanPremier proposal is generated on or after July 31,      2006.

Notwithstanding the foregoing, no compensation will be paid on shares of American Funds Money Market Fund held through the PlanPremier program. Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

4.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning May 1, 2009 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

/s/ Kevin G. Clifford

Kevin G. Clifford
President

Schedule A
May 1, 2009
(supersedes all previous versions of Schedule A – last version dated October 1, 2008)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	●	e	●	●	●	●	●	●	●	●
Growth Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Income Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Investment Company of America	●	e	●	●	e	●	●	●	●	●	●	●	●
New Economy Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	●	e	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	e	●	●	e	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	e	●	na	na	na	na	na	na	na	na	na	na
Bond Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Tax-Exempt Bond Fund of America	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of California	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Maryland	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Virginia	●	e	●	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Category 3
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●

Category 4
American Funds Money Market Fund	●	e	e	●	e	e	●	●	●	●	●	●	●
Cash Management Trust of America	c	c/e	c/e	c	c/e	c/e	c	c	c	c	c	c	c
Tax-Exempt Money Fund of America	c	na	na	na	na	na	na	na	na	na	na	na	na
U.S. Treasury Money Fund of America	c	na	na	na	na	na	na	c	c	c	c	c	c

Notes and symbols

Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.

●	Share class is available	c	Fund closed to new investors
e	Share class is available for exchanges only	na	Share class is not available